Exhibit 4.4

. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS#
COMMON STOCK COMMON STOCK
PO PAR VALUE $0.01 THIS CERTIFICATE IS TRANSFERABLE
ADD ADD ADD ADD MR IN CANTON, MA, JERSEY CITY, NJ AND
A
4 3 2 1 BOX COLLEGE STATION, TX
DESIGNATION SAMPLE 43004, Certificate Shares
(IF Number* * 000000 ******************
ANY) ZQ00000000* * * 000000 *****************
**** 000000 ****************
Providence, CALATLANTIC GROUP, INC.***** 000000 ***************
RI****** 000000 **************
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
02940**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
—THIS CERTIFIES THAT Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
3004 Alexander David SampleMR.**** Mr. AlexanderSAMPLEDavid Sample **** Mr. Alexander&DavidMRS.Sample **** Mr AlexanderSAMPLEDavid Sample **** Mr. Alexander& David Sample **** CUSIP 128195 10 4
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. AlexanderMR.David Sample SAMPLE**** Mr. Alexander David Sample ****&Mr. AlexanderMRS.David SampleSAMPLE**** Mr. Alexander David Sample **** Mr. Alexander SEE REVERSE FOR CERTAIN DEFINITIONS
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample
is the owner of**000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares***
*000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****
000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares**** 000000**Shares****000000**Shares****000000**Shares****0
00000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**Shares****00***ZERO HUNDRED THOUSAND
0000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000
000**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****0000
00**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****00000
0**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000ZERO HUNDRED AND ZERO***
**Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000*
*Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**
Shares****000000**Shares****000000**Shares****000000**Shares****000000**Shares****000000** Shares****000000**Shares****000000**Shares****000000**S
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
CalAtlantic Group, Inc., transferable on the books of the Corporation in person, or duly authorized attorney,
Total DTC upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the
Transfer Agent and registered by the Registrar.
Certificate Number Insurance ID Holder CUSIP
of
Transaction 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Numbers Shares Value Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED DD-MMM-YYYY
6 5 4 3 2 1 12345678 ANTIC GRO U COUNTERSIGNED AND REGISTERED:
TL P, COMPUTERSHARE TRUST COMPANY, N.A.
Num/No A CORPORATE I
. Chief Executive Officer and President L N TRANSFER AGENT AND REGISTRAR,
A C
C .
6 5 4 3 2 1
2015
. DELAWARE
7 6 5 4 3 2 1 Denom 123456789012345 . 1,000,000 XXXXXX
Total 123456 00 XXXXXXXXXX X XX By
Secretary AUTHORIZED SIGNATURE
.

CALATLANTIC GROUP, INC.
THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE CORPORATION, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE CORPORATION A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM—as tenants in common UNIF GIFT MIN ACT—Custodian
(Cust)(Minor)
TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act
(State)
JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT—Custodian (until age )
and not as tenants in common(Cust)
under Uniform Transfers to Minors Act
(Minor)(State)
Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received, hereby sell, assign and transfer unto
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated: 20 Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
Signature:
Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.
The IRS requires that we report the cost basis of certain shares acquired after January 1, 2011. If your shares were covered by the legislation and you have sold or transferred the shares and requested a specific cost basis calculation method, we have
processed as requested. If you did not specify a cost basis
calculation method, we have defaulted to the first in, first out
(FIFO) method. Please visit our website or consult your tax
advisor if you need additional information about cost basis.
If you do not keep in contact with us or do not have any
activity in your account for the time periods specified by state law, your property could become subject to state unclaimed
property laws and transferred to the appropriate state.